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                                                                    EXHIBIT 10.1


                          ASSIGNMENT OF PROMISSORY NOTE

     I, Tracy Jones as Trustee of the TRACY AND GLENDA JONES CHARITABLE SUPPORT FOUNDATION, hereby assign all of my rights, title and interest in and to that certain Promissory Notes dated May 7, 1997 for $225,000, which note is attached hereto, to John B. Hewlett in exchange for the receipt of 227,325 representing the balance due on the Promissory Note plus accrued and unpaid interest to date. I further waive any rights or claims under the note or rights or claims related thereto, including but not limited to repayment rights, which I have or may have against Renaissance Golf Products, Inc.

                                        TRACY AND GLENDA JONES
                                        CHARITABLE SUPPORT FOUNDATION


                                        /s/ Tracy Jones
                                        ----------------------------------------
                                        Tracy Jones, Trustee


     I, John B. Hewlett, as the assignee of the Promissory Note referenced above, hereby agree to the extension of the due date on the Promissory Note from June 30, 1998 to on or before June 30, 1999. All other terms and conditions shall remain as stated in the Promissory Note.


                                        /s/ John B. Hewlett
                                        ----------------------------------------
                                        JOHN B. HEWLETT


     I, John B. Hewlett, on behalf of Renaissance Golf Products, Inc., hereby consent to the assignment of the Promissory Note and the extension of the due date as set forth herein.

                                        RENAISSANCE GOLF PRODUCTS, INC.


                                        /s/ John B. Hewlett
                                        ----------------------------------------
                                        John B. Hewlett, Chairman of the Board





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